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                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2007 - MARCH 31, 2008

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
                                                                          AMOUNT OF     % OF    % OF
                                                                           SHARES     OFFERING FUNDS
                      PURCHASE/   SIZE OF OFFERING PRICE TOTAL AMOUNT OF  PURCHASED  PURCHASED TOTAL                      PURCHASED
 SECURITY PURCHASED  TRADE DATE  OFFERING   OF SHARES       OFFERING       BY FUND    BY FUND  ASSETS      BROKERS          FROM
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
  Buckeye Tobacco   10/24/07 and    --     $99.068 and   $5,531,594,541  $31,000,000    0.56%   2.06%  Bear, Stearns &  Bear Stearns
     Settlement       10/25/07               $97.082                                                   Co. Inc., Citi,
Financing Authority                                                                                      DEPFA First
                                                                                                      Albany Securities
                                                                                                         LLC, Goldman
                                                                                                         Sachs & Co.,
                                                                                                      JPMorgan, Merrill
                                                                                                         Lynch & Co.,
                                                                                                       Morgan Stanley,
                                                                                                       A.G. Edwards &
                                                                                                       Sons, Inc. Banc
                                                                                                          of America
                                                                                                       Securities LLC,
                                                                                                        Butler Wick &
                                                                                                          Co., Inc.,
                                                                                                       Fidelity Capital
                                                                                                      Markets Services,
                                                                                                         Fifth Third
                                                                                                      Securities, Inc.,
                                                                                                        The Huntington
                                                                                                          Investment
                                                                                                      Company, Key Banc
                                                                                                       Capital Markets
                                                                                                       Lehman Brothers,
                                                                                                         Loop Capital
                                                                                                        Markets, LLC,
                                                                                                           NatCity
                                                                                                      Investments Inc.,
                                                                                                         PNC Capital
                                                                                                       Markets, Raymond
                                                                                                           James &
                                                                                                      Associates, Inc.,
                                                                                                         RBC Capital
                                                                                                        Markets, Rice
                                                                                                          Financial
                                                                                                      Products Company,
                                                                                                      Robert W. Balrd &
                                                                                                       Co., SBK-Brooks
                                                                                                      Investment Corp.,
                                                                                                      Siebert Brandford
                                                                                                       Shank & Co., LLC
                                                                                                           and UBS
                                                                                                       Investment Bank
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